SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            -------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 14, 2003


                          IMAGISTICS INTERNATIONAL INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware               1-16449                  06-1611068
        ---------------        ------------             -------------
       (State or Other        (Commission File Number)  (IRS Employer
        Jurisdiction                                     ID Number)
        of Incorporation)


  100 Oakview Drive
 Trumbull, Connecticut                                           06611
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(Address of Principal Executive Offices)                      (Zip Code)




       Registrant's telephone number, including area code: (203) 365-7000
                                                            -------------


              -----------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)


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ITEM 9. REGULATION FD DISCLOSURE.

On February 14, 2003, Imagistics International Inc. posted on its investor website, www.igiinvestor.com, a slide presentation entitled "Investment Community Presentation, February, 2003," to be used for presentations to the investment community and financial analysts. The slide presentation package is furnished herein as Exhibit 99.1.


The information in this report (including the Exhibit) is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities set forth in that section.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 14, 2003

                                Imagistics International Inc.


                                By:    /s/ Mark S. Flynn
                                   ---------------------
                                Name:  Mark S. Flynn
                                Title: Vice President, General Counsel
                                       and Secretary


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